                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  January 29, 2004
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                          BECTON, DICKINSON AND COMPANY
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             (Exact name of registrant as specified in its charter)

           New Jersey                001-4802                   22-0760120
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    (State or other juris-         (Commission             (IRS Employer Iden-
   diction of incorporation)       File Number)            tification Number)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code          (201) 847-6800
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                                       N/A
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         (Former name or former addresses if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

              Exhibit 99.1 Press release dated January 29, 2004 which is furnished pursuant to Item 9.

Item 9.  Regulation FD Disclosure.

         On January 29, 2004, the Registrant issued the press release that is attached hereto as Exhibit 99.1.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: January 29, 2004

                                INDEX TO EXHIBITS
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   Exhibit
   Number        Description of Exhibits
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   99.1          Press release dated January 29, 2004




                         STATEMENT OF DIFFERENCES
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The trademark symbol shall be expressed as.............................. 'TM'